                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                               Form 8-K/A No. 1

              Current Report Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934



     Date of Report:  February 20, 1998

                           CGI Holding Corporation
          ------------------------------------------------------
          (Exact Name of registrant as specified in its charter)

     Nevada                    33-19980-D                87-0450450
  ----------------            -------------          ------------------
  (State or other             (Commission            (I.R.S. Employer
   jurisdiction of             File Number)          Identification No.)
   incorporation)

        8400 Brookfield Avenue, Brookfield, Illinois          60513
      ---------------------------------------------     ----------
        (Address of principal executive offices)         (Zip Code)

     Registrant's telephone number, including area code:  (708) 485-3434

                                   NA
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS, AND EXHIBITS

(a) Financial Statements of Businesses Acquired

     Not applicable

(b) Pro forma Financial Statements

     Not applicable

(c) Exhibits:  The following exhibits are included as part of this report:

           SEC
Exhibit    Reference
Number     Number     Title of Document                            Location
-------    ---------  -----------------                            --------
  16        16.01     Letter from Hansen, Barnett & Maxwell
                      Relating to Termination as Registrant's
                      Independent Auditors                         This Filing

                                  Signatures
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CGI HOLDING CORPORATION


Dated:  March 10, 1998          By:/S/ John Giura, Principal Accounting,
                                   and Chief Financial Officer